                                                                   Exhibit 10.4

                              AMENDMENT NUMBER ONE
                                       TO
                          REGISTRATION RIGHTS AGREEMENT


           This Amendment Number One, dated as of January 13, 2000, is entered into by and among Hubco S.A., a Luxembourg societe anonyme (the "COMPANY"), and the Persons listed on the signature pages hereto. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the "Registration Rights Agreement" (as defined below), as amended hereby.

                              W I T N E S S E T H :

           WHEREAS, the Company, the Carlyle entities named therein, iaxis, Carrier1, Providence Equity Partners III L.P. ("PEP III") and Providence Equity Operating Partners III L.P. ("PEOP III") are parties to that certain Registration Rights Agreement, dated as of November 23, 1999 (the "REGISTRATION RIGHTS AGREEMENT");

           WHEREAS, PEP III and PEOP III have ceased to be parties to the Shareholders Agreement and have transferred all of their rights and obligations thereunder to Providence Equity Hubco (Cayman) L.P.;

           WHEREAS, the Carlyle entities except for Carlyle Hubco International Partners, L.P. ("CARLYLE CAYMAN") have ceased to be parties to the Shareholders Agreement and have transferred all of their rights and obligations thereunder to Carlyle Cayman;

           WHEREAS, the Company and the parties have agreed to amend the Registration Rights Agreement as provided herein;

           NOW, THEREFORE, in consideration of the terms and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties to this Amendment, intending to be legally bound, hereby agree as follows:

           1. ADDITION OF PROVIDENCE EQUITY HUBCO (CAYMAN) L.P.; DELETION OF PEP III AND PEOP III AND CERTAIN CARLYLE ENTITIES. (a) Providence Equity Hubco (Cayman) L.P. is hereby added as an Investor (as defined below) and agrees to be bound by all of the terms and conditions of the Registration Rights Agreement and this Amendment, and the Company and the other Investors hereby consent to the addition of such party as an Investor.

           (b) PEP III and PEOP III and each Carlyle entity other than Carlyle Cayman are hereby deleted as parties to the Registration Rights Agreement and shall have no further rights or obligations under the Registration Rights Agreement and accordingly the Company shall have no further liabilities or obligations to PEP III or PEOP III or any of the Carlyle entities other than Carlyle Cayman and none of PEP III, PEOP III or any of the Carlyle entities other than Carlyle Cayman shall have any further liabilities to the Company in respect thereof.

           (c) "Providence" as used in the Registration Rights Agreement and this Amendment shall refer to Providence Equity Hubco (Cayman) L.P.

           (d) "Carlyle" as used in the Registration Rights Agreement and this Amendment shall refer to Carlyle Hubco International Partners, L.P.

           2. AMENDMENT TO SECTION 1(a). Section 1(a) is hereby amended to delete the references to "Investors" in the last sentence thereof and to replace such references with "holders of Registrable Securities."

           3. AMENDMENT TO SECTION 1(d). Section 1(d) is hereby amended to delete all references to "Investors" and to replace such references with "holders of Registrable Securities."

           4. AMENDMENT TO SECTION 2(a). Section 2(a) is hereby amended (i) to delete the phrase "including any proposed registration of the Company's Equity Securities by any third party" and to replace such phrase with "other than any proposed registration requested pursuant to Section 1 hereof," (ii) to delete all references to "Investor" and replace such references with "holder of Registrable Securities" and (iii) to delete all references to "Investors" and replace such references with "holders of Registrable Securities."

           5. AMENDMENT TO SECTIONS 2(b) AND 2(c). Sections 2(b) and 2(c) are hereby amended (i) to delete all references to "Investor" and to replace such references with "holder of Registrable Securities" and (ii) to delete all references to "Investors" and to replace such references with "holders of Registrable Securities."

           6. AMENDMENT TO SECTION 3(a). Section 3(a) is hereby amended to delete the reference to "Investor" in the second line thereof and to replace such reference with "holder of Registrable Securities."

           7. AMENDMENT TO SECTION 4. Section 4 is hereby amended (i) to delete all references to "Investor" and to replace such references with "holder of Registrable Securities" and (ii) to delete all references to "Investors" and to replace such references with "holders of Registrable Securities."

           8. AMENDMENT TO SECTION 5. Section 5 is hereby amended to delete all references to " "Investors" and to replace such references with "holders of Registrable Securities."

           9. AMENDMENT TO SECTION 6. Section 6 is hereby amended (i) to delete all references to "Investor" and to replace such references with "holder of Registrable

Securities," (ii) to delete all references to "Investors" and to replace such references with "holders of Registrable Securities" and (iii) to delete all references to "Investor's" and to replace such references with "holder's."

           10. AMENDMENT TO SECTION 9. Section 9 is hereby amended by adding the following defined terms:

                "Investor" means each of Carlyle, iaxis, Carrier1 and Providence and any transferee thereof who is an Affiliate (as defined in the Shareholders Agreement) of the transferor and who has become party to this Agreement."

                "Shares" means the Common Shares beneficially owned by the Investors or any transferees of the Investors who become parties to this Agreement.

           11. AMENDMENT TO SECTION 10(e). Section 10(e) is hereby amended to add after the phrase "successors and assigns of the parties hereto" in the first sentence thereof the phrase "PROVIDED that such transferee acquires Registrable Securities in accordance with the terms of the Shareholders Agreement."

           12. FULL FORCE AND EFFECT. Except as provided in this Amendment Number One, the Registration Rights Agreement shall continue in full force and effect in accordance with the provisions thereof.

           13. GOVERNING LAW. The corporate law of Luxembourg shall govern all issues and questions concerning the relative rights of the Company and the Investors. All other issues and questions concerning the construction, validity, interpretation and enforcement of this Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York shall control the interpretation and construction of this Amendment, even though under the jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

           14. COUNTERPARTS. This Amendment Number One may be executed in two or more counterparts, each counterpart being deemed to constitute one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the undersigned have entered into this Amendment Number One to the Registration Rights Amendment as of the day and year first written above.

                                    HUBCO S.A.

                                    By:  /s/ Thor Geir Ramleth
                                         -------------------------------
                                         Name:    Thor Geir Ramleth
                                         Title:

                                    PROVIDENCE EQUITY HUBCO (CAYMAN) L.P.

                                    By:  Providence Equity Hubco (Cayman) G.P.
                                         Co., its general partner

                                         By:  /s/ Glenn M. Creamer
                                              --------------------------
                                              Name:    Glenn M. Creamer
                                              Title:   Director

                                            CARRIER1 INTERNATIONAL S.A.

                                            By:  /s/ Terje Nordahl
                                                 -------------------------------
                                                 Name:    Terje Nordahl
                                                 Title:   V.P. and C.O.O.


                                            iaxis B.V.

                                            By:  /s/ Abteen Sai
                                                 -------------------------------
                                                 Name:    Abteen Sai
                                                 Title:   Director


                                      S-2